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EXHIBIT 10.1
                                 VERONIQUE, INC.

                               1996 INCENTIVE PLAN
                               -------------------

                                    ARTICLE I

                                     Purpose

         The purpose of this Incentive Plan (the "Plan") is to enable Veronique, Inc. (the "Company") to offer certain employees, directors and consultants of the Company equity interests in the Company and other incentive awards, thereby attracting, retaining and rewarding such persons, and strengthening the mutuality of interests between such persons and the Company's stockholders.

                                   ARTICLE II

                                   Definitions

         For purposes of this Plan, the following terms shall have the following meanings:

         2.1 "AWARD" shall mean an award under this Plan of a Stock Option or Restricted Stock.

         2.2      "BOARD" shall mean the Board of Directors of the Company.

         2.3 "CHANGE OF CONTROL" shall mean the occurrence of any one of the following: (i) the Company enters into an agreement of reorganization, merger or consolidation pursuant to which it is not the surviving corporation,
(ii) the Company sells substantially all its assets, or (iii) in excess of 50% of the issued and outstanding shares of Common Stock is acquired, in one transaction or a series of transactions, by a single purchaser or group of related purchasers, in any case other than in a transaction that has been approved by the Board.

         2.4 "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         2.5 "COMMITTEE" shall mean the Compensation Committee of the Board, if such a committee exists, or the Board if there is no Compensation Committee of the Board.

         2.6 "COMMON STOCK" shall mean the Common Stock, par value $.001 per share, of the Company.


         2.7 "DISABILITY" shall mean a disability due to any medically determinable physical or mental impairment that prevents a Participant from fulfilling the duties that such Participant was performing at the time of the occurrence of such disability and which can be expected to result in death or which has lasted or can be expected to last for a continuous period of more than twelve months, as determined by the Committee in its sole discretion.

         2.8 "FAIR MARKET VALUE" for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, the closing sale price of a share of Common Stock as reported on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if not listed or traded on any such exchange, the Nasdaq Stock Market, or, if such closing sale price is not available, the average of the bid and asked price per share on such date as reported on the Nasdaq Stock Market or by the National Quotation Bureau or the

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Electronic Bulletin Board operated by the NASD, or, if such quotations are not available, the fair market value as determined by the Board, which determination shall be conclusive.

         2.9 "INCENTIVE STOCK OPTION" shall mean any Stock Option awarded under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

         2.10 "NON-EMPLOYEE DIRECTOR" shall mean a director of the Company who is not an employee of the Company.

         2.11 "NON-QUALIFIED STOCK OPTION" shall mean any Stock Option awarded under this Plan that is not an Incentive Stock Option.

         2.12 "PARTICIPANT" shall mean an employee, a director or a consultant to whom an Award has been made pursuant to this Plan.

         2.13 "RESTRICTED STOCK" shall mean an Award of shares of Common Stock under this Plan that is subject to restrictions under Article VII.

         2.14     "RESTRICTION PERIOD" shall have the meaning set forth in
Section 7.2(c).

         2.15 "STOCK OPTION" or "OPTION" shall mean any option to purchase shares of Common Stock granted pursuant to Article VI or IX.

         2.16 "TERMINATION OF SERVICE" shall mean a termination of an individual's employment, consulting relationship or directorship, as the case may be, with the Company for reasons other than a military or personal leave of absence granted by the Company.

                                   ARTICLE III

                                 Administration

         3.1 THE COMMITTEE. The Plan shall be administered and interpreted by the Committee.

         3.2 AWARDS. The Committee shall have full authority to grant Stock Options and Restricted Stock, pursuant to the terms of this Plan, to persons eligible under Article V. In particular, the Committee shall have the authority:

                  (a) to select the persons to whom Stock Options and Restricted Stock may from time to time be granted hereunder;

                  (b) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options and Restricted Stock, or any combination thereof, are to be granted hereunder to one or more persons eligible to receive Awards under Article V;

                  (c) to determine the number of shares of Common Stock to be covered by each such Award granted hereunder; and

                  (d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the option price, the term of the option, any restriction or limitation affecting the exercisability or delivery thereof, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common

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Stock relating thereto, based on such factors as the Committee shall determine, in its sole discretion).

         3.3 GUIDELINES. Subject to Articles VIII and IX hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any Award granted in the manner and to the extent it shall deem necessary to carry this Plan into effect. Notwithstanding the foregoing, no action of the Committee under this Section 3.3 shall impair the rights of any Participant without the Participant's consent.

         3.4 DECISIONS FINAL. Any decision, interpretation or other action made or taken in good faith by the Committee arising out of or in connection with the Plan shall be final, binding and conclusive on the Company, all Participants and their respective heirs, executors, administrators, successors and assigns.

                                   ARTICLE IV

                                Share Limitation

         4.1 SHARES. The maximum aggregate number of shares of Common Stock which may be issued under this Plan shall not exceed 900,000 shares (subject to any increase or decrease pursuant to Section 4.2) which may be either authorized and unissued Common Stock or issued Common Stock reacquired by the Company. If any Option granted under this Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, the number of unpurchased shares shall again be available for the purposes of the Plan. If any Award of Restricted Stock granted under this Plan shall be forfeited without the delivery of such shares, the shares subject to the Award, to the extent of such forfeiture, shall again be available for the purposes of the Plan.

         4.2 CHANGES. In the event of any merger, reorganization, consolidation, recapitalization, dividend (other than a dividend or its equivalent which is credited to a Plan Participant or a regular cash dividend), stock split, or other change in corporate structure affecting the Common Stock, such substitution or adjustment shall be made in the maximum aggregate number of shares which may be issued under this Plan, in the number and option price of shares subject to outstanding Options granted under this Plan, and in the number of shares subject to outstanding Awards of Restricted Stock granted under this Plan, as may be determined to be appropriate by the Committee, in its sole discretion, PROVIDED that the number of shares subject to any Award shall always be a whole number, and PROVIDED FURTHER that no such changes shall be made with respect to Options held by Participants who are Non-Employee Directors.

                                    ARTICLE V

                                   Eligibility

         5.1 EMPLOYEES. Officers and other employees of the Company are eligible to be granted Awards under this Plan.

         5.2 CONSULTANTS. Consultants of the Company are eligible to be granted Awards under this Plan. Consultants who are not employees of the Company may not be granted Incentive Stock Options.

         5.3 DIRECTORS. Directors of the Company are eligible to be granted Awards under this Plan but Non-Employee Directors are eligible only to the extent set forth in Article IX. Non-Employee Directors may not be granted Incentive Stock Options.

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                                   ARTICLE VI

                                  Stock Options

         6.1 OPTIONS. Each Stock Option granted under this Plan shall be either an Incentive Stock Option or a Non-Qualified Stock Option.

         6.2 GRANTS. The Committee shall have the authority to grant to any person eligible under Article V one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify as an Incentive Stock Option shall constitute a separate Non-Qualified Stock Option.

         6.3 INCENTIVE STOCK OPTIONS. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under such Section 422.

         6.4 TERMS OF OPTIONS. Options granted under this Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

                  (a) STOCK OPTION CERTIFICATE. Each Stock Option shall be evidenced by, and subject to the terms of, a Stock Option Certificate executed by the Company, in the form of Attachment I hereto. The Stock Option Certificate shall specify whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option, the number of shares of Common Stock subject to the Stock Option, the option price, the option term, and the other terms and conditions applicable to the Stock Option.

                  (b) OPTION PRICE. The option price per share of Common Stock purchasable upon exercise of a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% of the Fair Market Value of the Common Stock on the date of grant if the Stock Option is intended to be an Incentive Stock Option and shall not be less than 85% of the Fair Market Value of the Common Stock on the date of grant if the Stock Option is intended to be a Non-Qualified Stock Option.

                  (c) OPTION TERM. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years after the date it is granted.

                  (d) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant, provided that no Stock Option may be exercised within six months after the date of grant. The Committee may waive any installment exercise or waiting period provisions, in whole or in part, at any time, based on such factors as the Committee shall deem appropriate in its sole discretion.

                  (e) METHOD OF EXERCISE. Subject to such installment exercise and waiting period provisions as may be imposed by the Committee, Stock Options may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased and the option price therefor. Such notice shall be accompanied by payment in full of the option price in such form as the Committee may accept and, if requested, by the

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representation described in Section 10.4. Unless otherwise determined by the
Committee in its sole discretion at or after grant, payment in full or in part may be made in the form of Common Stock duly owned by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances), based on the Fair Market Value of the Common Stock on the last trading date preceding payment. Upon payment in full of the option price, as provided herein, a stock certificate or stock certificates representing the number of shares of Common Stock to which the Participant is entitled shall be issued and registered in the name of and delivered to the Participant.

                  (f) DEATH. Except for Incentive Stock Options subject to subsection (i) below, if a Participant's employment, consulting relationship or directorship, as the case may be, with the Company terminates by reason of death, any Stock Option held by such Participant which was exercisable at the date of death may be exercised by the legal representative of the Participant's estate at any time or times for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

                  (g) DISABILITY. Except for Incentive Stock Options subject to subsection (i) below, if a Participant's employment, consulting relationship or directorship, as the case may be, with the Company terminates as the result of a Disability, any Stock Option held by such Participant which was exercisable on the date of such Termination of Service may thereafter be exercised by the Participant at any time or times for a period of one year from the date of such Termination of Service or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the Participant dies within such one-year period, any unexercised Stock Option held by such Participant shall thereafter be exercisable to the extent to which it was exercisable at the time of death, for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. If an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

                  (h) TERMINATION OF SERVICE. If a Participant's employment, consulting relationship or directorship, as the case may be, with the Company ceases for any reason other than death or Disability, all Stock Options held by such Participant shall terminate as of the date of the Participant's Termination of Service, except as otherwise provided in Article IX.

                  (i) INCENTIVE STOCK OPTION LIMITATIONS. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other stock option plan of the Company exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options.

                  Should the foregoing provisions not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

                  (j) TEN-PERCENT STOCKHOLDER RULE. Notwithstanding any other provision of this Plan to the contrary, no Incentive Stock Option shall be granted to any person who, immediately prior to the grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company, unless the option price is at least 110% of the Fair Market Value of the Common Stock on the date of grant and the Option, by its terms, expires no later than five years after the date of grant.

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                                   ARTICLE VII

                                Restricted Stock

         7.1 AWARDS OF RESTRICTED STOCK. The Committee shall have the authority to grant Restricted Stock to any person eligible under Article V. The Committee shall determine to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and the other terms and conditions of the Awards, in addition to those set forth in Section 7.2.

         The provisions of Restricted Stock Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

         7.2 TERMS AND CONDITIONS. Restricted Stock awarded pursuant to this Article VII shall be subject to the following terms and conditions and such other terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

                  (a) AWARD CERTIFICATE. Each Restricted Stock Award shall be evidenced by, and subject to the terms of, a Restricted Stock Award Certificate executed by the Company. The Restricted Stock Award Certificate shall specify the number of shares of Common Stock subject to the Award, the time or times within which such Restricted Stock is subject to forfeiture and the other terms, conditions and restrictions applicable to such Award.

                  (b) STOCK CERTIFICATE. When the restrictions applicable to a Restricted Stock Award, or any portion thereof, lapse, a stock certificate or stock certificates representing the number of shares of Common Stock covered by such Restricted Stock Award, or portion thereof, shall be issued and registered in the name of and delivered to the Participant.

                  (c) RESTRICTION PERIOD. Subject to the provisions of this Plan and the Restricted Stock Award Certificate, shares of Restricted Stock will be forfeited to the Company if the Participant ceases to be an employee or director of or consultant to the Company during a period set by the Committee commencing with the date of such Award (the "Restriction Period"). Subject to the provisions of this Plan, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments, provided that no such restrictions shall lapse within six months after the date of the Award. The Committee may waive such restrictions, in whole or in part, at any time, based on such factors as the Committee shall deem appropriate in its sole discretion.

                  (d) TERMINATION OF SERVICE. Subject to the provisions of this Plan and the Restricted Stock Award Certificate, if a Participant's employment, consulting relationship or directorship, as the case may be, terminates during the Restriction Period due to death or Disability, restrictions will lapse with respect to a percentage of the Restricted Stock Award granted to the Participant that is equal to the percentage of the Restriction Period that has elapsed as of the date of the Participant's Termination of Service. If a Participant's employment, consulting relationship or directorship, as the case may be, terminates for any reason other than death or Disability, all outstanding Awards of Restricted Stock remaining subject to forfeiture shall be forfeited to the Company.

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                                  ARTICLE VIII

                            Termination or Amendment

         8.1 TERMINATION OR AMENDMENT OF PLAN. The Board may at any time amend, discontinue or terminate this Plan or any part thereof (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XI); PROVIDED, HOWEVER, that, unless otherwise required by law, the rights of a Participant with respect to Awards granted prior to such amendment, discontinuance or termination, may not be impaired without the consent of such Participant; and, PROVIDED FURTHER, without the approval of the Company's stockholders, no amendment may be made that would (i) materially increase the aggregate number of shares of Common Stock that may be issued under this Plan (except by operation of Section 4.2);
(ii) materially modify the requirements as to eligibility to participate in this Plan; or (iii) materially increase the benefits accruing to Participants; and, PROVIDED FURTHER, that Sections 9(a) and (c) of the Plan may not be amended more than once every six months other than to comport with changes in the Code, ERISA or the regulations thereunder.

         8.2 AMENDMENT OF AWARDS. The Committee may amend the terms of any Award theretofore granted to a Participant other than a Non-Employee Director, prospectively or retroactively, but, subject to Article IV, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options held by a Participant other than a Non-Employee Director having higher option exercise prices.

                                   ARTICLE IX

          Nondiscretionary Grants of Options to Non-Employee Directors

         9.1 GRANTS OF OPTIONS. Notwithstanding any other provision of the Plan, Non-Employee Directors shall participate in the Plan to the extent set forth in this Article IX.

                  (a) Options granted to Non-Employee Directors shall be immediately exercisable. In the first year of the Plan, at the end of each period of six months following each Non-Employee Director's election or re-election to the Board, and provided such Non-Employee Director is at such time still a director of the Company, the Non-Employee Director shall receive the grant of a Non-Qualified Stock Option to purchase that number of shares of Common Stock computed by dividing $13,000 by the "Exercise Price" determined below. In all subsequent years of the Plan, at the end of each period of six months, and provided such Non-Employee Director is at such time still a director of the Company, the Non-Employee Director shall receive the grant of a Non-Qualified Stock Option to purchase that number of shares of Common Stock computed by dividing $24,000 by the "Exercise Price" determined below.

                  The number and nature of Shares subject to any Option held by a Non-Employee Director shall be subject to adjustment only to the extent set forth in Section 9.1(f).

                  (b) The term of each Option granted to a Non-Employee Director shall be five years from its date of grant, unless sooner terminated or extended in accordance with Section 9.1(e).

                  (c) The "Exercise Price" of the Shares subject to each Option granted to a Non-Employee Director shall be 50% of the daily average of the Fair Market Value for the thirty days preceding the date the Option is granted.

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                  (d)      No Option shall be transferable by a Non-Employee
Director other than by will or by the laws of descent and distribution and all Options shall be exercisable during a Non-Employee Director's lifetime only by the Non-Employee Director or his or her duly appointed guardian or personal representative. Stock Options granted to Non-Employee Directors may not be exercised within six months after the date of grant.

                  (e) If a Non-Employee Director dies while serving as a Director, such Non-Employee Director's Options shall be exercisable by either his or her executor or administrator or, if not so exercised, by the legatees or the distributees of his or her estate, only during the twelve months following his or her death. If a Non-Employee Director's membership on the Board terminates for any reason other than death, such Non-Employee Director's Options shall be exercisable only during the three months following the date of termination.

                  (f) In the event of a stock dividend, stock split or combination of shares of Common Stock, recapitalization or other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, appropriate and proportionate adjustment shall be made in the number, kind and per share exercise price of shares subject to Options then outstanding and to be granted to Non-Employee Directors under this
Article IX.

                  (g) Each Option granted to a Non-Employee Director shall be evidenced by a writing signed by him or her specifying the terms and conditions thereof in accordance with this Article IX.

                                    ARTICLE X

                                  Unfunded Plan

         10.1 UNFUNDED STATUS OF PLAN. This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payment not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.


                                   ARTICLE XI

                               General Provisions

         11.1 NONASSIGNMENT. Except as otherwise provided in this Plan, Awards made hereunder and the rights and privileges conferred thereby shall not be sold, transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Upon any attempt to sell, transfer, assign, pledge, hypothecate or otherwise dispose of such Award, right or privilege contrary to the provisions hereof, or upon the levy of any attachment or similar process thereon, such Award and the rights and privileges conferred hereby shall immediately terminate and the Award shall immediately be forfeited to the Company.

         11.2 CHANGE OF CONTROL. In the event of a Change of Control, all outstanding Stock Options held by a Participant other than a Non-Employee Director which specifically provide for complete vesting upon a Change of Control shall immediately become fully exercisable and all outstanding Awards of Restricted Stock held by a Participant other than a Non-Employee Director which specifically provide for complete vesting upon a Change of Control shall immediately cease to be subject to forfeiture. Stock certificates representing the Common Stock covered thereby shall be issued and registered in the name of and delivered to the Participants as soon as practicable, subject to payment by the Participant of the option price in the case of Stock Options and, if requested, delivery of the representation described in Section 11.4.

         11.3 RIGHTS AS STOCKHOLDER. A Participant shall not be deemed to be the holder of Common Stock, or to have the rights of a holder of Common Stock, with respect to any shares subject to an Award hereunder, unless and until a stock certificate or stock certificates representing such shares of Common Stock are issued to such Participant.

         11.4 LEGEND. The Committee may require each person acquiring shares pursuant to an Award under the Plan to represent to the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. The stock certificates representing such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

         All certificates representing shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or system upon which the Common Stock is then listed or traded, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         11.5 OTHER PLANS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

         11.6 NO RIGHT TO CONTINUED SERVICE. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other person any right with respect to continued employment, consulting relationship or directorship, as the case may be, with the Company, nor shall there be a limitation in any way on the right of the Company to terminate a Participant's services at any time.

         11.7 WITHHOLDING OF TAXES. The Company shall have the right to reduce the number of shares of Common Stock otherwise deliverable pursuant to this Plan by an amount which would have a Fair Market Value equal to the amount of all Federal, state and local taxes required to be withheld, or to deduct the amount of such taxes from any cash payment otherwise to be made to a Participant. In connection with such withholding, the Committee may make such arrangements as are consistent with the Plan as it may deem appropriate.

         11.8     LISTING AND OTHER CONDITIONS.

                  (a) If the Common Stock is listed on a national securities exchange, the issuance of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or to receive shares pursuant to any other Award shall be suspended until such listing has been effected.

                  (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Option or to receive shares pursuant to any other Award shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or shall not result in the imposition of excise taxes.

                  (c) Upon termination of any period of suspension under this Section 11.8, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

         11.9 GOVERNING LAW. This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware.

         11.10 CONSTRUCTION. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

         11.11 LIABILITY OF COMMITTEE. No member of the Board or the Committee nor any employee of the Company shall be liable for any act or action hereunder, whether of omission or commission, by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated or, except in circumstances involving bad faith, gross negligence or fraud, for anything done or omitted to be done by himself.

         11.12 OTHER BENEFITS. No payment pursuant to an Award under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company nor shall it affect any benefits under any other benefit plan now or hereafter in effect under which the availability or amount of benefits is related to the level of compensation.

         11.13 COSTS. The Company shall bear all expenses incurred in administering this Plan, including expenses of issuing Common Stock pursuant to Awards hereunder.

         11.14 SEVERABILITY. If any part of this Plan shall be determined to be invalid or void in any respect, such determination shall not affect, impair, invalidate or nullify the remaining provisions of this Plan which shall continue in full force and effect.

         11.15 SUCCESSORS. This Plan shall be binding upon and inure to the benefit of any successor or successors of the Company.

         11.16 HEADINGS. Article and section headings contained in this Plan are included for convenience only and are not to be used in construing or interpreting this Plan.

                                   ARTICLE XII

                                  Term of Plan

         12.1 This Plan shall be effective as of the date of its approval by the Company's stockholders.

         12.2 No Award shall be granted pursuant to this Plan on or after the tenth anniversary of its approval by the Company's stockholders, but Awards granted prior to such tenth anniversary may extend beyond that date.

                                                                    ATTACHMENT I

                                 VERONIQUE, INC.

                         STOCK OPTION AWARD CERTIFICATE

         This certifies that, pursuant to the 1996 Incentive Plan (the "Plan") of Veronique, Inc. (the "Company"), the Compensation Committee or the Board of Directors, as the case may be, has granted an option to purchase shares of Common Stock of the Company as follows:


         Name and Address
         of Optionee:


         Position of
         Optionee:

         Number of Shares:

         Option Exercise Price:

         Date of Grant:

         Option Term (i.e., termination date):

         Type of Option:

         The option is subject to all the terms and conditions of the aforementioned Plan, a copy of which is attached to this Certificate, and to the following additional terms specified by the Compensation Committee or the Board of Directors, as the case may be:

         [INSERT ANY ADDITIONAL TERMS, E.G., CHANGE OF CONTROL, VESTING SCHEDULE, ETC.]

                  Each election to exercise the option shall be in writing substantially in the form of EXHIBIT A hereto and delivered or mailed to the Company at its principal office.

         Witness the seal of the Company and the signature of its duly authorized officers.

Dated:
      ------------------------------

(SEAL)

------------------------------------             ------------------------------
Secretary                                        President

                                    EXHIBIT A


Veronique, Inc.
Suite 502
16 East 52nd Street
New York, NY  10022
Attention:  President

         Re:      ELECTION FORM

         The undersigned Optionee, pursuant to the provisions of that certain Stock Option Award Certificate dated __________________ , ____ (the "Certificate"), under the 1996 Incentive Plan (the "Plan") of Veronique, Inc. (the "Company"), elects to exercise the Option as follows:

         1. Number of shares of Common Stock, no par value, of the Company (the "Shares"):__________________________________.

         2.       Manner of payment for such Shares: __________________________

         The undersigned understands that the Company may, at its option, satisfy any withholding tax requirements under any federal, state or local law as set forth in the Plan. The undersigned represents that he or she is purchasing the Shares for investment and not with a view to their distribution or sale, and that he or she will not sell or transfer any Shares received upon the exercise of the option except in accordance with the Securities Act of 1933 and applicable state securities laws. The undersigned agrees that, upon any sale of Option Shares acquired pursuant to exercise of that portion of this Option constituting an Incentive Stock Option within two years from the date of grant of this Option, or within one year after transfer of such Option Shares to the Optionee's ownership, the Optionee shall immediately notify the Company in writing of such disposition and the amount realized by the Optionee upon such disposition.


Date:                                          By:
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